UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2019 (March 1, 2019)

ACCELERIZE INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52635	20-3858769
(Commission File Number)	(IRS Employer Identification No.)

20411 SW Birch Street, Suite 250 Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 548-2253

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02. Unregistered Sales of Equity Securities.

On March 1, 2019, Accelerize Inc. (the “Company”) entered into a fifth amending agreement (the “Beedie Amendment”) of the credit agreement dated as of January 25, 2018 (the “Beedie Facility”) with Beedie Investments Limited (“Beedie”) to, among other things, borrow the third tranche of the term loan facility in the amount of $500,000. The Beedie Amendment changed the prepayment fee of the Beedie Facility such that the Company will pay to Beedie a fee of approximately $720,000 upon prepayment of the Beedie Facility. In connection with the Beedie Amendment, the Company changed the exercise price of the 7,435,000 warrants to purchase common stock previously issued to Beedie from $0.35 per share to $0.15 per share and issued to Beedie a warrant (the “Beedie Warrant”) to purchase up to 500,000 shares of the Company's common stock at an exercise price of $0.15 per share subject to certain adjustments for dividends, splits or reclassifications. The Beedie Warrant is exercisable for cash until January 25, 2024. The Beedie Warrant will be exercisable on a cashless basis at its expiration if notice of expiration is not timely provided by the Company to Beedie. The Beedie Warrant was issued under the exemption provided by Section 4(a)(2) of the Securities Act as not involving a public offering. The description of the Beedie Warrant is not complete and is subject to and qualified in its entirety by reference to the Beedie Warrant, a copy of which is incorporated herein by reference.

Also on March 1, 2019, the Company entered into a payment deferral agreement with respect to the loan and security agreement dated as of May 5, 2016 (the “SaaS Facility”) with SaaS Capital Funding II, LLC to, among other things, defer a portion of the Company’s January, February and March 2019 principal payments until the earlier of May 15, 2019 or payment of the SaaS Facility in full.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Warrant issued on March 1, 2019 (incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERIZE INC.

By:	/s/ Brian Ross
Name:	Brian Ross
Title:	President and Chief Executive Officer

Date: March 7, 2019